SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 25, 2010

 (Date of earliest event reported)

PHYTOMEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

000-28790

(Commission File Number)

87-0429962

(I.R.S. Employer Identification No.)

100 Overlook Drive, 2nd Floor, Princeton, NJ  08540

(Address of principal executive offices)

(800) 611-3388

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

            On August 25, 2010 PhytoMedical Technologies, Inc. (the “Company”) entered into a Non-Binding Memorandum of Intent (the “MOI”) with Standard Gold Corp., pursuant to which the Company and Standard Gold Corp. (“SGC”) will explore the possibility of the Company’s acquisition of all issued and outstanding stock of SGC. Either party may terminate the MOI upon notice to the other. The MOI will terminate automatically if a definitive agreement by and between the Company and SGC is not entered into by December 31, 2010. Pursuant to the terms of the MOI, the Company and SGC simultaneously entered into a Bridge Loan Agreement (the “Loan”) pursuant to which the Company loaned SGC $30,000 in order for SGC to maintain in good standing its rights to mineral claims. The Loan is evidence by a promissory note, which is due and payable on December 31, 2010.

            There is no assurance that the transactions contemplated by the MOI, including, but not limited to the negotiation and execution of a definitive agreement will in fact be consummated.

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

None.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

            Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8.  Other Events

            On August 25, 2010 PhytoMedical Technologies, Inc. (the “Company”) entered into a Non-Binding Memorandum of Intent (the “MOI”) with Standard Gold Corp., pursuant to which the Company and Standard Gold Corp. (“SGC”) will explore the possibility of the Company’s acquisition of all issued and outstanding stock of SGC. Either party may terminate the MOI upon notice to the other. The MOI will terminate automatically if a definitive agreement by and between the Company and SGC is not entered into by December 31, 2010. Pursuant to the terms of the MOI, the Company and SGC simultaneously entered into a Bridge Loan Agreement (the “Loan”) pursuant to which the Company loaned SGC $30,000 in order for SGC to maintain in good standing its rights to mineral claims. The Loan is evidence by a promissory note, which is due and payable on December 31, 2010.

SECTION 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.     Description of Exhibit

10.1                 Memorandum of Intent dated August 25, 2010.

10.2                 Bridge Loan Agreement dated August 25, 2010.

10.3                 Promissory Note dated August 25, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHYTOMEDICAL TECHNOLOGIES, INC.

/s/ Amit S. Dang

Name: Amit S. Dang

Title:    President and Chief Executive Officer

Date: August 31, 2010